SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 10, 2003
                                                        -----------------


                        CollaGenex Pharmaceuticals, Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-28308                     52-1758016
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      (State or Other       (Commission File Number)        (IRS Employer
       Jurisdiction                                      Identification No.)
     of Incorporation)


41 University Drive, Newtown, Pennsylvania                             18940
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(Address of Principal Executive Offices)                            (Zip Code)


                                 (215) 579-7388
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

      On November 10, 2003, CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the "Company"), issued a press release announcing that it has settled all pending litigations between the Company and West-ward Pharmaceutical Corporation ("West-ward"). The Company sued West-ward and other defendants in the United States District Court for the Eastern District of New York, alleging that West-ward infringed the Company's patents for Periostat(R) for the treatment of adult periodontitis. The Company's complaint also alleged that West-ward infringed the Company's patent rights under the Hatch-Waxman act by submitting an Abbreviated New Drug Application ("ANDA") with the Food and Drug Administration, seeking FDA approval to market a generic capsule version of Periostat(R).

      In a separate action in the United States District Court for the District of Columbia, the Company sought and, on July 23, 2003, was granted a preliminary injunction preventing the FDA from approving generic versions of Periostat(R), including West-ward's version. West-ward intervened in that case.

      In the settlement, West-ward agreed and confessed to judgment that the Company's Periostat(R) patents are valid and infringed by the filing of West-ward's ANDA. West-ward also agreed and confessed to judgment that the Company's Periostat(R) patents would be infringed by the manufacture and sale of a generic version of Periostat(R). West-ward consented to a judgment enjoining West-ward and any party acting in concert with West-ward from making and selling a generic version of Periostat(R) until the Company's patents expire or are declared invalid or unenforceable by a court of competent jurisdiction. Finally, West-ward agreed to withdraw from the FDA case in the District of Columbia.

      The Company agreed to pay a portion of West-ward's actual legal expenses in the amount of $700,000. In keeping with generally accepted accounting principles, a charge of approximately $0.06 per basic and diluted share will be recorded in the third quarter of 2003. Accordingly, net income allocable to common stockholders during the third quarter of 2003, previously announced in the Company's October 28, 2003 earnings release, will be adjusted to reflect this charge, and earnings per share will be adjusted to $0.07 per basic share and $0.06 per diluted share. The Company's financial statements for the third quarter of 2003 will be filed on Form 10-Q with the United States Securities and Exchange Commission on or about November 14, 2003.

      The foregoing statements are qualified in their entirety by the Company's press release, a complete copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

      Exhibit No.     Description
      -----------     -----------

        99.1          Press Release dated November 10, 2003

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    COLLAGENEX PHARMACEUTICALS, INC.



                                    By: /s/ Nancy C. Broadbent
                                        -----------------------------
                                        Nancy C. Broadbent
                                        Chief Financial Officer
                                        (Principal Financial Officer)


Date:  November 10, 2003